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                                                                  EXHIBIT 10.21

                            STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is by and among THERMO BIOANALYSIS CORPORATION (the "Company"), a Delaware corporation with an office at 504 Airport Road, Santa Fe, New Mexico 87504; THERMO ELECTRON CORPORATION ("Thermo Electron"), a Delaware corporation and the indirect corporate parent of the Company with an office at 81 Wyman Street, Waltham, Massachusetts 02254; and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the parties agree as follows:

     SECTION 1. AUTHORIZATION OF SALE OF THE SHARES. The Company has authorized the sale of up to 1,400,000 shares of its Common Stock, $.01 par value (the "Shares"). The number of Shares may be increased or decreased by agreement between the Company and the Placement Agents (as defined below).

     SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SHARES. At the Closing (as defined in Section 3(a)), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, up to the maximum number of Shares set forth on the signature page hereof at a purchase price of $10.00 per Share. The actual number of Shares to be purchased by the Purchaser, subject to the foregoing maximum, will be determined by the Company and the Placement Agents, and will be set forth on the Company's signature page to this Agreement. The Placement Agents will notify the Purchaser prior to the Closing of the number of Shares to be so purchased by the Purchaser. Any excess funds advanced by the Purchaser will be promptly refunded by the Placement Agents after the Closing.

     The Company represents and warrants that, at the Closing or subsequent closings, the Company is proposing to enter into substantially this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agents" shall mean NatWest Securities Limited and National Westminster Bank PLC -- Capital Markets Branch and, unless the context requires otherwise, their affiliates.

     SECTION 3. DELIVERY OF THE SHARES AT THE CLOSING. The completion of the purchase and sale of the Shares (the "Closing") shall occur at a place and time (the "Closing Date") specified by the Company and the Placement Agents and of which the Purchasers will be notified in advance by the Placement Agents. At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or, if so indicated on the signature page hereof, in the name of a nominee designated by the Purchaser, representing the number of Shares



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to be purchased by it. The Company's obligation to deliver such certificate to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or checks or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with Other Purchasers; and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such certificate and to pay for the Shares evidenced thereby shall be subject to the accuracy of the representations and warranties made by the Company and Thermo Electron herein as of the Closing and the fulfillment of those undertakings of the Company and Thermo Electron to be fulfilled prior to Closing as set forth herein or in the placement agreement between the Company and the Placement Agents.

     SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY AND THERMO ELECTRON. The Company and Thermo Electron hereby jointly and severally represent and warrant to, and covenant with, the Purchaser as follows:

          4.1. ORGANIZATION; COMPLIANCE WITH LAW. Each of the Company and Thermo Electron is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the private placement memorandum, dated February 27, 1995, distributed in connection with the sale of the Shares (the "Placement Memorandum") and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company. The Company is in compliance with all laws, ordinances, regulations and decrees applicable to its properties (whether owned or leased) and its business as described in the Placement Memorandum, and all licenses, franchises, governmental approvals, permits and other authorizations currently applicable to it or its business or properties are in full force and effect and the Company is in full compliance therewith, except where noncompliance with such laws, ordinances, regulations, decrees, licenses, franchises, governmental approvals, permits and authorizations would not, separately or in the aggregate, have a material adverse effect on the value or use of such properties or the results of operations of such business. The Company has no subsidiaries other than Thermo BioAnalysis Limited, a company duly organized and validly existing under English law.

          4.2. DUE AUTHORIZATION. Each of the Company and Thermo Electron has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and Thermo Electron and constitute legal, valid and binding agreements of the Company and Thermo Electron, enforceable against the Company and Thermo Electron in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, except as enforceability may be



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subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as otherwise described in the Placement Memorandum.

          4.3. NON-CONTRAVENTION. The execution and delivery of the Agreements, the issuance and sale of the Shares pursuant thereto, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, any material agreement or instrument to which the Company or Thermo Electron is a party or by which it is bound or the charter, by-laws or other organizational documents of the Company or Thermo Electron, nor result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material property or assets of the Company or Thermo Electron, or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or Thermo Electron is a party or by which any of them is bound or to which any of the property or assets of the Company or Thermo Electron is subject, nor conflict with, or result in a violation of, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or Thermo Electron. No consent, approval, authorization or other order of any regulatory body, administrative agency, or other governmental body in the United States is required for the valid issuance and sale of the Shares to be sold pursuant to the Agreements.

          4.4. CAPITALIZATION. The capitalization of the Company on a pro forma basis as of December 31, 1994 is as set forth in the Placement Memorandum. The Company has not issued any capital stock since that date except as contemplated by the Placement Memorandum. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be validly issued, fully paid and nonassessable. The Shares will conform to the description thereof in the Placement Memorandum. The outstanding shares of capital stock of the Company have been duly and validly issued to Thermo Instrument Systems Inc. (a subsidiary of Thermo Electron), or a subsidiary thereof, are fully paid and nonassessable and conform to the description thereof in the Placement Memorandum. Except as set forth in or contemplated by the Placement Memorandum, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options.

          4.5. LEGAL PROCEEDINGS. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated to which the Company is or may be a party or of which the business or property of the Company is or may be subject which is not disclosed in the Placement Memorandum.

          4.6. NO VIOLATION OF AGREEMENTS. The Company is not in violation of its charter, bylaws, or other organizational document, in violation of any law, administrative



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regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would have a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole and is not in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness, in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, and there exists no condition which, with the passage of time or otherwise, would constitute a material default under any such document or instrument or result in the imposition of any penalty or the acceleration of any material indebtedness.

          4.7. GOVERNMENTAL PERMITS, ETC. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted and as described in the Placement Memorandum, the absence of which would have a material adverse effect on the Company.

          4.8. FINANCIAL STATEMENTS. The financial statements of the Company included in the Placement Memorandum present fairly the financial condition of the Company as of the dates and for the periods indicated. Such financial statements are fairly presented in accordance with generally accepted accounting principles (except for the absence of footnote disclosure).

          4.9. NO MATERIAL ADVERSE CHANGE. Subsequent to the respective dates as of which information is given in the Placement Memorandum, and except as contemplated in the Placement Memorandum, the Company has not incurred any material liabilities or obligations, direct or contingent, other than in the ordinary course of business, and there has not been any material adverse change in the Company's condition (in each case, financial or other), results of operations, business, prospects, key personnel or capitalization.

          4.10. PLACEMENT MEMORANDUM. The information contained or incorporated by reference in the Placement Memorandum is true and correct in all material respects as of the date thereof; and the Placement Memorandum does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser.
                ----------------------------------------------------------

               (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is an "accredited investor" as defined in the regulations under the United States Securities Act of 1933, as amended (the "Securities Act"); (ii) the Purchaser is acquiring the Shares being purchased by it for investment and with no present intention of distributing such Shares;
(iii) the Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder; (iv) the Purchaser has had an opportunity to


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ask questions and receive answers from the management of the Company regarding the Company, its business and the offering of the Shares; (v) the Purchaser has, in connection with its decision to purchase Shares relied solely upon the Placement Memorandum and the representations and warranties of the Company and Thermo Electron contained herein; and (vi) the purchase price of the Shares being purchased by the Purchaser does not represent more than 25% of the net worth of the Purchaser (exclusive of homes and furnishings).

               (b) The Purchaser acknowledges, represents and agrees that:

          (i) no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agents that would permit an offering of the Shares, or possession or distribution of offering material in connection with the issue of the Shares, in any country or jurisdiction outside the United States where action for that purpose is required. Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agents are not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares other than as contained in the Placement Memorandum;

          (ii) certificates evidencing the Shares will be delivered to it upon the purchase thereof with a legend substantially to the following effect:

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) OF COUNSEL SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

The Purchaser agrees that any sale, transfer, pledge, hypothecation or other disposition made by it shall be made in compliance with such legend;

          (iii) it understands that it must bear the economic risk of its investment for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available; and

          (iv) it understands that there is no public market for the Shares.

               (c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into


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this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser herein may be legally unenforceable.

     SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the securities being purchased and the payment therefor.

     SECTION 7. Registration of the Shares; Compliance with the Securities Act.
                --------------------------------------------------------------

          7.1. Registration Requirements.
               -------------------------

               (a) On the first occasion that the Company registers any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 another form not available for registering the Shares for sale to the public), it will give written notice to the Purchasers of its intention to do so. Upon the written request of any Purchaser received by the Company within 10 days after the giving of any such notice by the Company, to register any of such Purchaser's Shares (which request shall state the intended method of disposition thereof), the Company will cause the Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement (the "IPO Registration Statement") proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by such Purchaser (in accordance with its written request) of the Shares so registered. In the event that the IPO Registration Statement shall be for an underwritten public offering of Common Stock, the number of Shares to be included in such an underwriting may be reduced (pro rata among the Purchasers and other persons or entities (other than the Company) requesting registration based upon the number of Shares requested to be included) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. In any such underwritten public offering, the selling Purchasers shall become parties to the underwriting agreement in the form agreed to by the Company and the underwriters. If the managing underwriter shall be of the opinion that inclusion of any securities in such registration for sale by selling shareholders would adversely affect the marketing of the securities to be sold by the Company therein, and no such secondary securities are to be included therein, the notice provisions of the first sentence of this paragraph (a) shall be inapplicable.


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               (b) Within 120 days after the closing under the IPO Registration
Statement (or, if earlier, within 10 days after the effective date of the registration of the Common Stock under Section 12(g) of the Securities Exchange Act of 1934 if such registration is undertaken otherwise than in connection with the Company's initial underwritten public offering of its Common Stock), the Company will file a registration statement (the "Resale Registration Statement", the IPO Registration Statement and/or the Resale Registration Statement being referred to herein as the "Registration Statement") under the Securities Act with respect to the resale of all Shares held by the Purchasers and not sold pursuant to the IPO Registration Statement, and the Company will use its best efforts to cause the Resale Registration Statement to become effective as soon as practicable. Each Purchaser undertakes in connection therewith to provide in a timely manner all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable legal requirements and to obtain the acceleration of the effective date of the Resale Registration Statement. Each Purchaser also agrees that such Purchaser will not publicly re-sell any Shares held by such Purchaser and not sold pursuant to the IPO Registration Statement for a period of 120 days after the closing under the IPO Registration Statement provided that all of the Company's executive officers and directors similarly agree (or are otherwise effectively precluded during such period from making public resales of shares of Common Stock owned by them).

          The Company will prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Resale Registration Statement effective until the earliest to occur of (i) all of the securities registered thereunder have been sold pursuant thereto, (ii) the third anniversary of the date of the Closing, or
(iii) until, by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, the Shares are no longer required to be registered for the sale thereof by the Purchasers without restriction. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Resale Registration Statement until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Securities Exchange Act of 1934, as amended. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus.

          7.2. Registration Procedures.
               -----------------------

               (a) The Company will furnish to the Purchaser with respect to the securities registered under the Registration Statement (and to each underwriter, if any, of such securities) such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of such securities by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Purchaser shall be subject to the receipt


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by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

               (b) The Company will file documents required of the Company for blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

               (c) The Company will bear all expenses in connection with each Registration Statement and with the procedures in paragraphs (a) and (b) of this
Section 7.2 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of underwriters and of counsel or other advisers to the Purchaser or the Other Purchasers.

          7.3. Indemnification. For the purpose of this Section 7.3:
               ----------------

               (a) the term "Selling Shareholder" shall mean any Purchaser selling securities pursuant to a Registration Statement, and any affiliate of such Purchaser;

               (b) the term "Registration Statement" shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to either Registration Statement referred to in Section 7.1; and

               (c) the term "untrue statement" shall mean any untrue statement or alleged untrue statement of a material fact in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The Company and Thermo Electron agree to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement contained in the Registration Statement, and the Company and Thermo Electron will reimburse such Selling Shareholder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company and Thermo Electron shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained herein respecting sale of its securities.



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          The Purchaser agrees to indemnify and hold harmless the Company and
Thermo Electron (and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company or Thermo Electron (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure of the Purchaser to comply with the covenants and agreements contained herein, or any untrue statement contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse the Company and Thermo Electron (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

          Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

          The obligations of the Company and Thermo Electron under this Section
7.3 shall be joint and several.

          7.4. TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by this Agreement upon the transferability of the Shares as relates to securities laws matters shall cease and terminate as to any particular number of the Shares when such securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such securities or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.


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          7.5. INFORMATION AVAILABLE. Until the first Registration Statement is effective, the Company will furnish to the Purchaser:

               (a) as soon as practicable after available one copy of its year end and quarterly consolidated financial statements prepared in accordance with generally accepted accounting principles, such year end statements to be audited; and

               (b) upon the reasonable request of the Purchaser, any other information concerning the Company.

     SECTION 8. BROKER'S FEE. The Purchaser acknowledges that the Company intends to pay to the Placement Agents a fee in respect of this transaction, as well as reimbursement of their expenses. The parties hereto hereby represent that there are no other brokers or finders entitled to compensation in connection with the transactions contemplated hereby except for arrangements by the Placement Agents to share a portion of their fee with certain other brokers as selling group members.

     SECTION 9. INDEMNIFICATION. The Company and Thermo Electron jointly and severally agree to indemnify and hold harmless the Purchaser from and against any losses, claims, damages or liabilities, together with all reasonable costs and expenses related thereto (including, without limitation, reasonable legal fees and expenses), which would not have been incurred if (a) all of the representations and warranties of the Company and Thermo Electron herein had been true and correct when made or (b) all of the covenants and agreements of the Company and Thermo Electron herein had been duly complied with and performed.

     SECTION 10. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by first-class registered or certified mail, or by an established courier service, and shall be deemed given when so sent:

        (a)     if to the Company, to:
                President
                504 Airport Road
                Santa Fe, New Mexico 87504


                with a copy to:

                General Counsel
                Thermo Electron Corporation
                81 Wyman Street
                Waltham, Massachusetts  02254

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and


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

        (b)     if to Thermo Electron, to:

                General Counsel
                Thermo Electron Corporation
                81 Wyman Street
                Waltham, Massachusetts 02254

or to such other person at such other place as Thermo Electron shall designate to the Purchaser in writing; and

        (c) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

     SECTION 11. CHANGES. Any term of the Agreements may be amended or compliance therewith waived with the written consent of the Company, Thermo Electron and the holders (other than Thermo Electron and its subsidiaries) of a majority of the Shares purchased pursuant to the Agreements (whether at the Closing or subsequent closings).

     SECTION 12. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 13. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts and United States federal law.

     SECTION 15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and an original or conformed copy delivered to the other parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed by their duly authorized representatives as of the following date.


Dated: ________, 1995                   THERMO BIOANALYSIS CORPORATION


Shares Allocated to                     By:
the Purchaser:__________                   -----------------------------
                                           Title:


                                        THERMO ELECTRON CORPORATION


                                        By:
                                           -----------------------------
                                           Title:

                            PURCHASER SIGNATURE PAGE
                            ------------------------

     The undersigned Purchaser hereby executes the Stock Purchase Agreement with Thermo BioAnalysis Corporation and Thermo Electron Corporation and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of Thermo BioAnalysis Corporation and Thermo Electron Corporation.


Maximum Number of Shares                   ----------------------------------
to be Purchased:________________              Name of Purchaser -- PLEASE
                                                   PRINT OR TYPE

U. S. Taxpayer ID No., if any:             [SIGN HERE]:


                                           ----------------------------------

                                           By:
                                              -------------------------------

                                           Title:
                                                 ----------------------------

                                           Address:
                                                   --------------------------

                                                   --------------------------

                                                   --------------------------


        Please set out below your registration requirements:

        Name in which Shares
        are to be registered:
                             ------------------------------

        Address of registered holder (if different
        from above):
                             ------------------------------

                             ------------------------------

         Contact name and telephone
              number regarding settlement
              and registration:
                               ----------------------------
                                          Name

                               ----------------------------
                                    Telephone Number




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